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                                                               Exhibit 10

                          INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this amendment to Registration Statement No. 333-37907 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 5, 1998 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our report dated February 5, 1998 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1997.

    We also consent to the reference to us under the heading "Accountants" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 30, 1998